EXHIBIT 99.4

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the Chairman, Chief Executive Officer and President of Georgia-Pacific Corporation, certifies that the Quarterly Report on Form 10-Q for the period ended June 29, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Georgia-Pacific Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose.

/s/ Alston D. Correll Alston D. Correll Chairman, Chief Executive Officer and President